Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alexander J. Lurie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of SVMK Inc. for the fiscal quarter ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Quarterly Report on 10-Q fairly presents, in all material respects, the financial condition and results of operations of SVMK Inc.

Date: May 8, 2019	By:	/s/ Alexander J. Lurie
Chief Executive Officer, Interim Chief Financial Officer and Director (Principal Executive Officer and Principal Financial Officer)